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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported):
                           August 20, 1997 (August 5, 1997)




                           Affiliated Computer Services, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



          Delaware                    0-24787                   51-0310342
      ---------------               ------------              -------------
      (State or other               (Commission               (IRS employer
      jurisdiction of               file number)            identification no.)
      incorporation)



                   2828 North Haskell Avenue, Dallas, Texas  75204
                 ---------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

                 Registrant's telephone number, including area code:
                                    (214) 841-6152

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ITEM 5.  OTHER EVENTS

    On August 5, 1997, the Registrant's Board of Directors adopted a Rights Agreement pursuant to which Rights to purchase shares of the Registrant's Class A Common Stock will be distributed as a dividend, one Right per share, to record owners of the Registrant's Class A Common Stock as of the close of business on August 25, 1997 as well as to record owners of the Registrant's Class B Common Stock as of the close of business on August 25, 1997. The Rights Agreement was not adopted in response to any known offers for the Registrant. The Registrant's press release announcing the Board's action, dated August 8, 1997, is attached hereto as Exhibit 20.1 and is incorporated in its entirety herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

              The following documents are filed as exhibits to this report:

              4.1 Rights Agreement dated August 11, 1997 between Affiliated Computer Services, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

              20.1 Press release dated August 8, 1997.




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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  August 20, 1997

                             AFFILIATED COMPUTER SERVICES, INC.

                             By:  /s/   David W. Black
                                  -----------------------------------
                                  David W. Black
                                  Executive Vice President and General Counsel




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